UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2007

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Departure and Appointment of Principal Officers

PPL Corporation (the “Company”) has announced that John R. Biggar will retire as Executive Vice President and Chief Financial Officer and a member of the Board of Directors of the Company, effective April 1, 2007. At its meeting on January 26, 2007, the Board elected Paul A. Farr, currently the Company's Senior Vice President-Financial, as the Company’s Executive Vice President and Chief Financial Officer, effective upon Mr. Biggar’s retirement on April 1, 2007. Upon the effective date of his promotion, Mr. Farr will become the Company’s principal financial officer. A copy of the press release announcing Mr. Biggar’s retirement and Mr. Farr’s election is attached hereto as Exhibit 99.1.

In light of Mr. Biggar’s retirement, the Compensation, Governance and Nominating Committee (“CGNC”) of the Company’s Board took certain actions with respect to Mr. Biggar’s compensation at its meeting on January 25, 2007, as described below under “Named Executive Officer Compensation Matters.”

Also at its meeting on January 25, 2007, the CGNC established Mr. Farr’s base salary, incentive awards for 2006 performance and incentive award targets for 2007 performance, all in his current capacity as Senior Vice President-Financial and as described below under “Named Executive Officer Compensation Matters.” The biographical information regarding Mr. Farr required under Item 401(b), (d) and (e) of Regulation S-K and the information required under Item 404(a) of Regulation S-K is included in Item 13 and the “Executive Officers of the Registrant” section following Item 4 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 on file with the Securities and Exchange Commission, which information is incorporated into this Form 8-K by reference and also is attached hereto as Exhibit 99.2.

Named Executive Officer Compensation Matters

At its meeting on January 25, 2007, the CGNC approved base salary changes and cash and equity incentive awards for the Company's “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K and as identified in the Company’s 2006 Notice of Annual Meeting and Proxy Statement on file with the Securities and Exchange Commission), and for William H. Spence, who became the Company’s Executive Vice President and Chief Operating Officer as of June 26, 2006, and Mr. Farr.

Base Salary Changes for 2007

At its meeting on January 25, 2007, the CGNC approved the annual base salaries, effective as of January 1, 2007, of the named executive officers and Messrs. Spence and Farr, after a review of performance and competitive market data. The following table sets forth the annual base salary levels of the Company's named executive officers and Messrs. Spence and Farr for 2007 and 2006, except that the table excludes both William F. Hecht, who retired as the Company’s Chairman and Chief Executive Officer as of October 1, 2006, and Roger L. Petersen, who retired as President of PPL Development Company, LLC as of June 30, 2006.

Name and Position	Year	Salary ($)
James H. Miller Chairman, President and Chief Executive Officer	2007 2006	1,045,000 945,000
William H. Spence Executive Vice President and Chief Operating Officer	2007 2006	600,000 525,000
John R. Biggar Executive Vice President and Chief Financial Officer	2007 2006	543,400 (1) 520,000
Paul A. Farr Senior Vice President-Financial	2007 2006	409,900 390,000
Paul T. Champagne President-PPL Energy Services Group, LLC	2007 2006	412,000 400,000

(1)
Mr. Biggar will receive his base salary at this annualized rate through his retirement date of April 1, 2007, and he also will receive an additional payment equal to three months of his base salary at this annualized rate on his retirement date.

Short-term Incentive Cash Awards for 2006 Performance

At its meeting on January 25, 2007, the CGNC authorized annual incentive cash (i.e., bonus) awards to each of the Company's named executive officers and Messrs. Spence and Farr for 2006 performance, as indicated in the following table. The annual incentive cash awards were made pursuant to the Company's Short-term Incentive Plan. The incentive cash awards were made to these executive officers for the achievement of specific, independent goals established by the CGNC in March 2006 (as previously disclosed by the Company) and measured by the Committee at its January 2007 meeting.

Name and Position	Bonus ($)
James H. Miller Chairman, President and Chief Executive Officer	1,005,000
William H. Spence Executive Vice President and Chief Operating Officer	517,000 (1)
John R. Biggar Executive Vice President and Chief Financial Officer	443,800 (1)
Paul A. Farr Senior Vice President-Financial	256,000 (1)
Paul T. Champagne President-PPL Energy Services Group, LLC	264,800 (2)
William F. Hecht Former Chairman and Chief Executive Officer	1,302,800 (3)
Roger L. Petersen Former President-PPL Development Company, LLC	127,300 (3)

(1)
Includes $517,000, $110,950 and $166,400 that Messrs. Spence, Biggar and Farr, respectively, exchanged for restricted stock units under the terms of the Company's Cash Incentive Premium Exchange Program. Pursuant to this program, an executive officer may elect to exchange all or any portion of his cash incentive compensation for restricted stock units equal in value at the time of the grant to 140% of the cash so exchanged.

(2)	Includes $238,320 that Mr. Champagne elected to defer under the Company’s Officers Deferred Compensation Plan.
(3)	The incentive cash awards for Messrs. Hecht and Petersen were prorated based on their respective 2006 retirement dates.

Long-term Incentive Equity Awards for 2006 Performance

At its meeting on January 25, 2007, the CGNC authorized grants to the Company's named executive officers and Messrs. Spence and Farr of long-term incentive equity awards pursuant to the Company's Incentive Compensation Plan, as indicated in the following table. These grants consisted of (i) two restricted stock unit awards with a three-year restriction period, based on the achievement of criteria established by the CGNC in March 2006 (as previously disclosed by the Company) and measured by the Committee at its January 2007 meeting, and (ii) one stock option award, except that Mr. Biggar received an additional grant of restricted stock units in lieu of the stock option award that he otherwise would have been granted. The long-term incentive equity awards for Messrs. Hecht and Petersen were prorated based on their respective 2006 retirement dates.

	Restricted Stock Units (1)		Stock Options (2)
Name and Position	Sustained Financial and Operational Results	Strategic Objective Results	Stock Price Performance
James H. Miller Chairman, President and Chief Executive Officer	20,760	17,220	255,870
William H. Spence Executive Vice President and Chief Operating Officer (3)	10,810	8,970	113,720
John R. Biggar Executive Vice President and Chief Financial Officer (3)	10,710	8,880	0 (5)
Paul A. Farr Senior Vice President-Financial (3)	5,350	4,440	56,320
Paul T. Champagne President-PPL Energy Services Group, LLC	5,490	4,560	57,760
William F. Hecht Former Chairman and Chief Executive Officer (4)	25,650	21,280	0
Roger L. Petersen Former President-PPL Development Company, LLC (4)	2,910	2,410	0

(1)
The number of restricted stock units awarded are equivalent to the dollar value of the award divided by $35.12, the closing price of the Company’s common stock on The New York Stock Exchange on the date of grant.

(2)
The exercise price of the stock option awards is $35.12, the closing price of the Company’s common stock on The New York Stock Exchange on the date of grant. The stock options become exercisable over a three-year period from the date of grant in equal installments and expire no later than January 24, 2017.

(3)	Messrs. Spence, Biggar and Farr also were granted 20,610, 4,420 and 6,640 restricted stock units, respectively, pursuant to the terms of the Company's Cash Incentive Premium Exchange Program.
(4)	The long-term incentive equity awards for Messrs. Hecht and Petersen were prorated based on their respective 2006 retirement dates.
(5)
In lieu of the stock option award that Mr. Biggar otherwise would have been granted, the CGNC granted Mr. Biggar an additional 8,880 restricted stock units under the Incentive Compensation Plan, calculated based on 50% of the dollar value of such stock option award divided by $35.12, the closing price of the Company’s common stock on The New York Stock Exchange on the date of grant. The restriction on these restricted stock units will lapse one year following his retirement, or March 31, 2008.

Incentive Award Targets for 2007 Performance

At its meeting on January 25, 2007, the CGNC established the short-term and long-term incentive award targets for 2007 performance for the named executive officers (other than Messrs. Hecht and Petersen) and Messrs. Spence and Farr. The CGNC plans to establish the performance goals and business criteria for these incentive awards in March 2007, and it will measure the achievement of the performance goals and business criteria and determine any resulting incentive awards for the executive officers in January 2008.

Targets for Short-term Incentive Cash Awards

For the annual incentive cash awards to be made pursuant to the Company's Short-term Incentive Plan, the following award targets as a percentage of base salary have been established: James H. Miller-110%; William H. Spence-85%; John R. Biggar-65%; Paul A. Farr-50%; Paul T. Champagne-50%. The annual incentive cash awards will be made by applying these target percentages to the percentage of goal attainment as determined by the CGNC. When the awards are considered in January 2008, Mr. Biggar will be eligible for an incentive cash award based on six months of service in 2007.

Targets for Long-term Incentive Equity Awards

For the annual long-term incentive equity awards to be made pursuant to the Company's Incentive Compensation Plan, the following award targets as a percentage of base salary have been established: James H. Miller-325%; William H. Spence-250%; John R. Biggar-240%; Paul A. Farr-160%; Paul T. Champagne-145%. The total awards will be allocated (i) 65% to two restricted stock unit awards with a three-year restriction period, based on the achievement of criteria to be established and measured by the CGNC, and (ii) 35% to one stock option award. The exercise price of the stock option awards will be the closing price of the Company’s common stock on The New York Stock Exchange on the date of grant. The following table provides the award targets, based on a percentage of base salary.

Long-term Incentive Program	Restricted Stock Units		Stock Options
	(Targets as % of Salary)
Position	Sustained Financial and Operational Results	Strategic Objectives Results	Stock Price Performance
James H. Miller Chairman, President and Chief Executive Officer	105.6%	105.6%	113.8%
William H. Spence Executive Vice President and Chief Operating Officer	81.25%	81.25%	87.5%
John R. Biggar Executive Vice President and Chief Financial Officer (1)	78%	78%	84%
Paul A. Farr Senior Vice President-Financial	52%	52%	56%
Paul T. Champagne President-PPL Energy Services Group, LLC	52%	52%	56%

(1)	When the awards are considered in January 2008, Mr. Biggar will be eligible for the awards based on six months of service in 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press release dated January 29, 2007 announcing the retirement of John R. Biggar and the election of Paul A. Farr
	99.2 -	Excerpts from PPL Corporation Form 10-K for the year ended December 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Matt Simmons Matt Simmons Vice President and Controller

Dated: January 31, 2007